Lands' End Announces $25 million share repurchase authorization

DODGEVILLE, Wis., March 15, 2024 (GLOBE NEWSWIRE) -- Lands’ End, Inc. (NASDAQ: LE) announced today that its Board of Directors has authorized the repurchase of up to $25 million of the Company’s common stock through March 31, 2026. The Company’s prior share repurchase authorization pursuant to which 2.3 million shares were repurchased for an aggregate $20.3 million beginning in June 2022, expired on February 2, 2024.

Under the program, the Company may purchase its shares from time to time in the open market, in privately negotiated transactions, or by other means in accordance with federal securities laws. All repurchases will be subject to compliance with the Company’s Term Loan credit agreement which imposes a per fiscal year limitation on share repurchases.

Bernard McCracken, Chief Financial Officer, said, “This new share repurchase authorization demonstrates the Board and management team’s confidence in Lands’ End’s strategy and commitment to shareholder value creation. Buoyed by our renewed focus on driving profitable sales, and the completion of our debt refinancing last year, we are well-positioned to invest in the strategic growth and evolution of Lands’ End and return capital to shareholders - all while maintaining a balanced approach to capital allocation moving forward.”

The Company expects that purchases will be funded through existing cash on hand, cash from operations, borrowings under its asset-based senior secured credit facility or a combination of the foregoing. The amount and timing of the purchases will depend on a number of factors including the price and availability of the Company’s shares, trading volume and general market conditions. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The share repurchase program may be suspended or discontinued at any time.

About Lands' End, Inc.

Lands’ End, Inc. (NASDAQ:LE) is a leading digital retailer of casual clothing, swimwear, outerwear, accessories, footwear, home products and uniform solutions. We offer products online at www.landsend.com, through our own Company Operated stores and through third-party distribution channels. We are a classic American lifestyle brand with a passion for quality, legendary service and real value. We seek to deliver timeless style for women, men, kids and the home. We also offer products to businesses and schools, for their employees and students, through the Outfitters distribution channel.

CONTACTS:

Lands’ End, Inc.

Bernard McCracken

Chief Financial Officer

(608) 935-4100

Investor Relations:

ICR, Inc.

Tom Filandro

(646) 277-1235

Tom.Filandro@icrinc.com

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s plans regarding the Board’s share repurchase authorization, including Board and management team’s confidence in Lands’ End’s strategy and commitment to shareholder value creation, the focus on driving profitable sales, the Company’s assessment of its positioning to invest in strategic growth and return capital to shareholders and its assessment of the capital allocation approach. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the stock repurchase program may not be executed to the full extent within its duration, due to business or market conditions or Company credit facility limitations; global supply chain challenges and their impact on inbound transportation costs and delays in receiving product; disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company may be unsuccessful in implementing its strategic initiatives, or its initiatives may not have their desired impact on its business; the Company’s ability to obtain additional financing on commercially acceptable terms or at all, including, the condition of the lending and debt markets; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology; failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; failure to adequately protect against cyber security threats or maintain the security and privacy of customer, employee or company information; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the

Company’s failure to maintain the security of customer, employee or company information; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; natural disasters, extreme weather conditions, public health or political crises or other catastrophic events; the adverse effect on the Company’s reputation if its independent vendors or licensees do not use ethical business practices or comply with applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of goodwill, other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the ability of the Company’s principal stockholders to exert substantial influence over the Company; and other risks, uncertainties and factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2023. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.